Exhibit 31.4
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Herm Rosenman, certify that:
     1. I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q/A of Gen-Probe Incorporated; and
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

DATE: September 10, 2010	By:	/s/ Herm Rosenman
Herm Rosenman
Senior Vice President, Finance and Chief Financial Officer